                                                                    EXHIBIT 23.2


                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
First Bancorp

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the proxy statement-prospectus.


/s/ KPMG LLP
Raleigh, North Carolina
March 14, 2001